STOCK REGISTRATION AND OPTION AGREEMENT



         THIS STOCK REGISTRATION AND OPTION AGREEMENT (the "Agreement") is made and entered into as of May 31, 1996, by and between XLCONNECT SOLUTIONS, INC., a Pennsylvania corporation (the "Company"), on the one hand, and INTELLIGENT ELECTRONICS, INC., a Pennsylvania corporation ("IE"), and THE FUTURE NOW OF ARKANSAS, INC., an Arkansas corporation, the parent of the Company and an indirect, wholly-owned subsidiary of IE ("TFNA"), on the other hand (IE and TFNA are sometimes together referred to herein as the "Holder").

                                    RECITALS

         A. Upon the completion of the initial public offering of shares of common stock, par value $0.01 per share ("Common Stock"), of the Company (the "Initial Public Offering"), the Company will cease to be a wholly-owned subsidiary of the Holder. IE has informed the Company that it has no current plan or intention other than to hold its shares of Common Stock for the foreseeable future. After the Initial Public Offering, other options which may be considered by the Holder regarding its interest in the Company are whether to sell all or a portion of its shares of Common Stock to the public in another public offering or to a strategic investor or to distribute pro rata to IE's shareholders its remaining shares in a tax-free or taxable distribution (the "Distribution").

         B. In connection with the Initial Public Offering, the Company is preparing to file a registration statement with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         C. Following the Initial Public Offering, the Common Stock will be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         D. The Holder may desire to cause one or more of the potential alternative transactions that it may pursue involving its shares of Common Stock to be registered under the Securities Act and other applicable securities laws.

         E. The Holder may desire to maintain a sufficient equity ownership in the Company prior to the Distribution, if it were to occur, or any alternative transaction involving its shares of Common Stock to allow the Company and its subsidiaries to continue to be included in IE's consolidated federal income tax returns and to increase the likelihood that the Distribution would be tax-free to the Holder and its shareholders.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Demand Registration.

         (a) Request for Registration. As used in this Agreement, "Restricted Stock" shall mean all shares of Common Stock owned by the Holder as of the date of the consummation of the Initial Public Offering and any shares of Common Stock acquired by the Holder pursuant to the continuing option granted under
Section 8 hereof, together with any securities issued or issuable by the Company or any successor thereto with respect to any such Common Stock by way of stock dividend or in connection with a stock split, combination of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular outstanding shares of Restricted Stock, such securities shall cease to be Restricted Stock when (i) a registration statement with respect to the offer and sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been distributed to the Holder's shareholders in the Distribution, (iv) such securities shall have otherwise become freely distributable by the Holder thereof in a public offering or otherwise without the necessity of registration or qualification of such securities under the Securities Act or any similar state law then in force or compliance with the volume and manner of sale or similar limitations under Rule 144 (or any successor provision) under the Securities Act, (v) such securities shall have ceased to be outstanding, or (vi) the Holder thereof shall agree in writing that such Restricted Stock shall no longer be Restricted Stock. The Holder and any permitted assignee of the Holder's rights hereunder are referred to herein as "Holders" and a Holder selling or distributing Restricted Stock pursuant hereto is referred to herein as a "Selling Holder." Subject to the provisions of Section 4 hereof, at any time and from time to time any Holder or Holders holding in the aggregate 50% or more of the shares of the Restricted Stock then outstanding may make a written request for registration under the Securities Act of all or part of its or their Restricted Stock pursuant to this
Section 1 (a "Demand Registration"), provided that the number of shares of Restricted Stock proposed to be sold or distributed pursuant to such registration shall be equal to 20% or more of the aggregate number of shares of Restricted Stock then outstanding, but (if fewer than all outstanding shares of Restricted Stock are proposed to be so sold or distributed) in no event less than 5% of the initial aggregate number of shares of Restricted Stock (subject to appropriate adjustment for any stock dividend, stock split, combination, recapitalization, merger, consolidation, reorganization or other occurrence affecting the number of shares of Restricted Stock then outstanding). Such request will specify the aggregate number of shares of Restricted Stock proposed to be sold or distributed and will also specify the intended method of disposition thereof. Within 10 business days after receipt of such request, the Company will give written notice of such registration request to all other Holders of Restricted Stock and include in such registration all Restricted Stock with respect to which the Company has received written requests for inclusion therein within 15 business days after the date on which such notice is so given. Each such request will also specify the number of shares of Restricted Stock to be registered and the intended method of disposition thereof. No party other than a Holder shall be permitted to include securities in any Demand Registration unless the Holder or Holders of 67% of the shares of Restricted Stock to be included therein shall have consented thereto in writing.

         (b) Priority on Demand Registration. If the Holders of a majority of the shares of the Restricted Stock to be included in a Demand Registration so elect, the offering of such Restricted Stock pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of such offering advise the Company and the Holders in writing that in their opinion the aggregate amount of Restricted Stock requested to be included in such offering is so large that it will materially and adversely affect the success of such offering, the Company will include in such registration the aggregate number of shares of Restricted Stock which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect, and such number of shares shall be allocated pro rata among the Holders of Restricted Stock on the basis of the number of shares of Restricted Stock requested by such Holders to be included in such registration. To the extent that 10% or more of the Restricted Stock so requested to be registered is excluded from the registration, then the Holders of such excluded Restricted Stock shall have the right to one additional Demand Registration under this Section 1 with respect to such Restricted Stock, provided that the failure of such Restricted Stock to be registered is through no fault of such Holders, and provided, further, that such right to one additional Demand Registration applies only to the first time that shares of Restricted Stock are so excluded.

         (c) Selection of Underwriters and Counsel. If any Demand Registration is in the form of an underwritten offering, the Holders of a majority of the shares of Restricted Stock to be registered will select and obtain the services of the managing underwriter or underwriters that will administer the offering and the counsel to such managing underwriter or underwriters; provided that such managing underwriter or underwriters and counsel must be reasonably satisfactory to the Company.

         2. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-8 (or any successor form) or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145 (or any successor provision) under the Securities Act applies or an offering of securities solely to the Company's existing shareholders), then the Company shall in each case give written notice of such proposed filing to the Holders as soon as practicable (but no later than 20 business days) before the anticipated filing date, and such notice shall offer each Holder the opportunity to register such number of shares of Restricted Stock as such Holder may request. Each Holder desiring to have Restricted Stock included in such registration statement shall so advise the Company in writing within 10 business days after the date on which the Company's notice is so given, setting forth the number of shares of Restricted Stock for which registration is requested. If the Company's offering is to be an underwritten offering, the Company shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Holders of the Restricted Stock requested to be included in the registration for such offering to include such Restricted Stock in such offering on the same terms and conditions as any similar securities of the Company included therein. The right of each Holder to registration pursuant to this Section 2 in connection with an underwritten offering by the Company shall, unless the Company otherwise assents, be conditioned upon such Holder's participation as a seller in such underwritten offering and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Company that either because of (a) the kind of securities that the Company, the Holders and any other persons or entities intend to include in such offering or (b) the size of the offering that the Company, the Holders and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of the Restricted Stock requested to be included, then (i) in the event that the size of the offering is the basis of such managing underwriter's opinion, the number of shares of Restricted Stock to be registered and offered for the accounts of Holders shall be reduced pro rata on the basis of the number of securities requested by such Holders to be registered and offered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters (provided that if securities are being registered and offered for the account of other persons or entities in addition to the Company, such reduction shall not be proportionally greater than any similar reductions imposed on such other persons or entities) and (ii) in the event that the combination of securities to be offered is the basis of such managing underwriters opinion, (x) the Restricted Stock to be included in such registration and offering shall be reduced as described in clause (i) above or (y) if such actions would, in the judgment of the managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Restricted Stock requested to be included would have on such offering, such Restricted Stock will be excluded entirely from such registration and offering. Any Restricted Stock excluded from an underwriting shall, if applicable, be withdrawn from registration and shall not, without the consent of the Company, be transferred in a public distribution prior to the earlier of 90 days (or such other shorter period of time as the managing underwriter may require) after the effective date of the registration statement or 150 days after the date the Holders of such Restricted Stock are notified of such exclusion.

         3. Registration Procedures. Whenever, pursuant to Section 1 or 2 hereof, Holders of Restricted Stock have requested that any Restricted Stock be registered, the Company shall, subject to the provisions of Section 4 hereof, use its reasonable best efforts to effect the registration and the sale or distribution of such Restricted Stock in accordance with the intended method of disposition thereof as promptly as practicable, and in connection with any such request, the Company shall:

         (a) in connection with a request pursuant to Section 1 hereof, prepare and file with the SEC, not later than 45 days after receipt of such a request, a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale or distribution of such Restricted Stock in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such registration statement to become effective; provided that, if the Company shall furnish to the Holders making such a request a certificate signed by either the Chief Executive Officer or the Chief Financial Officer of the Company stating that in his or her good faith judgment it would be significantly disadvantageous to the Company for such a registration statement to be filed on or before the date filing would otherwise be required hereunder and explaining the reasons therefor, the Company shall have an additional period of not more than 90 days within which to file such registration statement; and, provided further, that
(i) before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the shares of Restricted Stock covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review and comment of such counsel and (ii) after the filing of the registration statement, the Company shall promptly notify each Selling Holder of Restricted Stock of any stop order issued or, to the knowledge of the Company, threatened by the SEC and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;

         (b) in connection with a request pursuant to Section 1 hereof, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or such shorter period as shall terminate when the distribution of all Restricted Stock covered by such registration statement shall have terminated (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

         (c) as soon as reasonably practicable, furnish to each Selling Holder, prior to filing a registration statement, copies of such registration statement as proposed to be filed and thereafter furnish to such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration Statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Restricted Stock owned by such Selling Holder;

         (d) use its reasonable best efforts to register or qualify such Restricted Stock under such other securities or blue sky laws of such jurisdictions within the United States and Canada as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in such jurisdictions of the Restricted Stock owned by such Selling Holder; provided that the Company shall not be required to (i) qualify generally to do business or file a general consent to service of process in any jurisdiction or (ii) take any action that would subject itself to taxation in any such jurisdiction;

         (e) promptly notify each Selling Holder of such Restricted Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Company requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers or recipients of such Restricted Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment;

         (f) in connection with a request pursuant to Section 1 hereof, enter into an underwriting agreement in customary form, the form and substance of such underwriting agreement being subject to the reasonable satisfaction of the Company and a majority in interest of the Selling Holders;

         (g) make available for inspection by any Selling Holder, any underwriter participating in any sale or distribution pursuant to such registration statement and any attorney, accountant or other agent retained by any such Selling Holder or underwriter (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested for such purpose by any such Inspector in connection with such registration statement; provided that the Company shall have no obligation to permit such access to the Records or its officers or employees in a manner that would unreasonably disrupt the normal conduct of its business operations. Each such Selling Holder and Inspector that actually reviews Records supplied by the Company that include information that the Company identifies, in good faith, as being confidential or proprietary ("Confidential Information") shall be required at the Company's option, prior to any such review, to execute an agreement with the Company providing that such Inspector shall not publicly disclose any Confidential Information unless such disclosure is required by applicable law or legal process and shall not use such information for any purpose other than the limited purpose contemplated by this subsection (g). Each such Selling Holder and Inspector shall be required further to agree that it shall, upon learning that disclosure of Confidential Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Confidential Information;

         (h) in the event such sale is pursuant to an underwritten offering, use its reasonable best efforts to obtain a comfort letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter reasonably requests; and

         (i) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the

Securities Act (including, at the option of the Company, pursuant to Rule 158 (or any successor provision) under the Securities Act).

         Upon receipt of any notice from the Company of the occurrence of any event of the kind described in subsection (e) hereof, such Selling Holder shall forthwith discontinue all offerings, sales and other dispositions of Restricted Stock pursuant to the registration statement covering such Restricted Stock until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) hereof. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in subsection (b) hereof) by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (b) hereof to and including the first date on which each Selling Holder of Restricted Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) hereof. Each Selling Holder shall notify the Company if any event relating to such Selling Holder occurs which would require the preparation of a supplement or amendment to the prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         4. Conditions and Limitations.

         (a) The Company's obligations under Section 1 hereof shall be subject to the following limitations:

            (i) the Holders rights to registration hereunder shall not become effective until the end of the 180 day period immediately following the closing of the Initial Public Offering and shall expire on the tenth anniversary of the date of such closing;

            (ii) the Company need not file a registration statement either (x) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending 90 days after the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities on Form S-4 (or any successor form) with respect to a transaction to which Rule 145 (or any successor provision) under the Securities Act applies, or in an exchange offer, or on Form S-8 (or any successor form) with respect to any employee benefit plan or dividend reinvestment plan); provided that if such Company registration statement is not filed within 90 days after the first date on which the Company notifies a Holder of Restricted Stock that it will delay a Demand Registration pursuant to this clause (x), the Company may not further postpone such Demand Registration pursuant to this clause (x), or (y) during the period specified in the first proviso of subparagraph (a) of Section 3 hereof;

            (iii) except as provided in Section 1(b) hereof, the Company shall not be required to cause to become effective more than three Demand Registrations in total, and no more than two Demand Registration Statements within any six month period; and

            (iv) the Company shall have received the information and documents specified in Section 5 hereof and each Selling Holder shall have observed or performed its other covenants contained in Sections 5 and 7 hereof.

         (b) The Company's obligation under Section 2 hereof shall be subject to the limitations and conditions specified in such section and in clause (iii) of subsection (a) of this Section 4, and to the condition that the Company may at any time terminate its proposal to register equity securities for its own account and discontinue its efforts to cause a registration statement to become or remain effective as to any and all shares of Restricted Stock that would otherwise have been eligible for inclusion in such registration.

         5. Information from and Certain Covenants of Holders of Restricted Stock. Notices and requests delivered to the Company by Holders for whom Restricted Stock is to be registered pursuant to this Agreement shall contain such information regarding the Restricted Stock to be so registered, the Holder and the intended method of disposition of such Restricted Stock as shall reasonably be required in connection with the actions contemplated to be taken pursuant to this Agreement. Any Holder whose Restricted Stock is included in a registration statement pursuant to this Agreement shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be executed by it in order to cause such registration statement to become effective. Each Selling Holder covenants that, in disposing of such Holder's shares, such Holder will comply with Rules 10b-2, 10b-5, 10b-6 and 10b-7 (or any successor provisions) under the Exchange Act and all other requirements of applicable law.

         6. Registration Expenses.

         (a) All Registration Expenses (as defined herein) will be borne by the Company. Underwriting discounts and commissions applicable to the sale of Restricted Stock shall be borne by the Holder of the Restricted Stock to which such discount or commission relates, and each Selling Holder shall be responsible for the fees and expenses of any legal counsel, accountants or other agents retained by such Selling Holder and all other out-of-pocket expenses incurred by such Selling Holder in connection with any registration under this Agreement.

         (b) As used herein, the term Registration Expenses means all expenses incident to the Company's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Stock), rating agency fees, printing expenses, the fees and expenses incurred in connection with the listing or admission for quotation of the securities to be registered an any securities exchange or quotation system and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special expert retained by the Company in connection with such registration and the fees and expenses of other persons retained by the Company.

         7. Indemnification; Contribution.

         (a) Indemnification by the Company. In connection with any offering of Restricted Stock pursuant to this Agreement, the Company shall indemnify and hold harmless each Selling Holder, its officers, directors and agents and each person, if any, who controls such Selling Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to Restricted Stock or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein. In connection with any underwritten offering of Restricted Stock registered pursuant to this Agreement, the Company shall cause to be included in any underwriting agreement with the underwriters of such offering provisions indemnifying and providing for contribution to such underwriters and their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 7 indemnifying and providing for contribution to the Selling Holders.

         (b) Indemnification by Holders of Restricted Stock. In connection with any offering of Restricted Stock pursuant to this Agreement, each Selling Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and, in accordance with industry practice, in the case of an offering of Restricted Stock pursuant to Section 2 of this Agreement, each underwriter of such Restricted Stock if requested by such underwriter, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable fees and disbursements of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to Restricted Stock or in any amendment or supplement thereto or in any preliminary prospectus relating to Restricted Stock, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, provided that (i) such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein and (ii) no Selling Holder shall be liable for any indemnification under this
Section 7 in an aggregate amount which exceeds the total net proceeds received by such Selling Holder from such offering. In connection with any underwritten offering of Restricted Stock registered pursuant to this Agreement, each Selling Holder shall cause to be included in any underwriting agreement with the underwriters of such offering provisions indemnifying and providing for contribution to such underwriters, their officers and directors and each person who controls such underwriters on substantially the same basis as the provisions of this Section 7 indemnifying and providing for contribution to the Company.

         (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any indemnified party hereunder in respect of which indemnity may be sought from an indemnifying party hereunder, such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all expenses. Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and such indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party, which firm shall be designated in writing by such indemnified party and reasonably satisfactory to the indemnifying party). The indemnifying party shall not be liable for any settlement of any such action or proceeding erected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

         (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to the Company or the Selling Holders in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions or alleged statements or omissions, as well as any other relevant equitable considerations. The relative fault of each such party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding sentences shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims. Notwithstanding the provisions of this Section 7(d), no Selling Holder shall be required to contribute an amount in excess of the amount by which the total price at which the Restricted Stock of such Selling Holder was offered to the public exceeds the amount of any fee which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) or the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         8. Option to Purchase Shares.

         (a) Grant of Option. The Company hereby grants to the Holder an option (the "Option"), exercisable at any time or from time to time prior to the Expiration Date (as defined below) upon the original issuance of shares of Common Stock by the Company, to purchase from the Company such number of shares of Common Stock (and/or preferred stock of the Company if any shall be issued and outstanding), as the Holder may determine in its sole judgment (i) to be appropriate to ensure that the Holder may continue to include the Company and its subsidiaries in the Holder's consolidated federal income tax returns (in accordance with Section 1504 of the Internal Revenue Code of 1986, as amended (including the regulations thereto, the "Code"), or any successor or additional section dealing with the inclusion of any entity within an affiliated group for purposes of filing a consolidated return), regardless of the circumstances which may give rise to such determination by the Holder, or (ii) to permit the Distribution to be tax free under Section 355 of the Code or any successor or additional section dealing with the tax-free distribution of subsidiary stock. Upon the original issuance of any Common Stock or equity securities convertible into or exercisable for Common Stock, the Company will give notice of such issuance to the Holder within ten business days thereof. The per share purchase price for any shares purchased pursuant to the Option shall be the closing price, on the business day immediately preceding the payment of such purchase price, for shares of Common Stock (or, to the extent applicable, preferred stock) on the Nasdaq National Market, as published in the Wall Street Journal, or if the

Common Stock (or, to the extent applicable, preferred stock) was not traded on the Nasdaq National Market, then the closing price for shares of Common Stock (or, to the extent applicable, preferred stock) on such day on such other securities exchange or recognized trading system as published in the Wall Street Journal, and if the Common Stock (or, to the extent applicable, preferred stock) was not traded on any exchange or recognized trading system, then the fair market value of a share of Common Stock (or, to the extent applicable, preferred stock) on such day. The purchase price for any shares purchased pursuant to the Option may be paid, at the option of the Holder, in cash or in property of a type used by the Company in its business, such property to be valued pursuant to the mutual agreement of the Company and the Holder. The Option shall expire and cease to be exercisable upon the earlier to occur of (i) the Distribution, (ii) the sale by the Holder of such number of shares of Common Stock that the Holder is no longer eligible to make the Distribution tax free or to include the Company and its subsidiaries in the Holder's consolidated federal income tax returns pursuant to the provisions of the Code and (iii) the tenth anniversary of the date hereof (subject to extension for one or more successive 10-year terms at the Holder's option, upon delivery by the Holder to the Company of a written notice to that effect), the date of such expiration being the "Expiration Date."

         (b) Exercise of Option; Time and Place of Closing.

            (i) the Holder may, at any time or from time to time prior to the Expiration Date, exercise the Option by delivering to the Company a written notice (an "Exercise Notice") to such effect specifying the number of shares of Common Stock and/or preferred stock of the Company that the Holder has determined to purchase. Except to the extent that the parties may otherwise agree, the closing of the purchase and of the shares specified in any Exercise Notice shall occur at the principal executive offices of the Company at 10:00 a.m. local time on the third business day following the date at which such Exercise Notice is delivered to the Company. At each such closing, the Company shall deliver to the Holder one or more certificates representing the shares specified in the Exercise Notice, registered in the name at the Holder, against delivery by the Holder to the Company of the aggregate purchase price therefor, the election of the Holder, in cash or in property of a type used by the Company in its business, such property to be valued pursuant to the mutual agreement of the Company and the Holder.

            (ii) notwithstanding anything to the contrary herein contained, in the event that any shares of Common Stock are issued prior to the Distribution upon the exercise of any option or other award granted under the Company's 1996 Long-Term Incentive Plan (a "Company Stock Option"), the Option shall automatically be deemed to have been exercised in respect of a number of shares of Common Stock equal to 4 times the number of shares of Common Stock issued upon the exercise of the Company Stock Option (unless the Holder shall have theretofore notified the Company in writing that the Holder shall have terminated the foregoing automatic exercise feature of the option), and the closing of the purchase and sale of the shares of Common Stock subject to such automatic exercise of the Option (the "Automatic Exercise Shares") shall occur (or shall be deemed to have occurred) concurrently with the issuance of shares of Common Stock pursuant to the Company Stock Option. An exercise pursuant to this subsection shall be revocable by the Holder within five business days after exercise. In the event that it shall have been impractical to effect the deliveries contemplated by the second preceding sentence at the time that the closing of the purchase and sale of the Automatic Exercise Shares shall have been deemed to have occurred, such deliveries shall be made as promptly as practicable thereafter; provided, however, that such Automatic Exercise Shares shall nonetheless be deemed to have been issued to the Holder concurrently with the issuance of shares of Common Stock pursuant to the Company Stock Option and legal title to funds of the Holder (which shall be held in trust by the Holder for the benefit of the Company pending the delivery thereof to the Company) in an amount equal to the aggregate purchase price for the Automatic Exercise Shares shall be deemed to have concurrently passed to the Company in consideration of such issuance of the Automatic Exercise Shares.

         (c) Representations and Warranties: Corporate Action. The Company hereby represents and warrants to the Holder that all shares of Common Stock (or, to the extent applicable, preferred stock) issued to the Holder upon any exercise of the Option shall, upon issuance thereof as provided herein against payment of the purchase price therefor as provided herein, be duly authorized, validly issued, fully paid and nonassessable, and hereby undertakes (i) to cause any and all corporate and other actions required in connection therewith to be taken in a timely manner and (ii) not to take any action that would prevent the foregoing representations and warranties from being true and correct.

         9. Miscellaneous.

         (a) Effectiveness. This Agreement shall become effective on the date on which the purchase and sale of shares of Common Stock pursuant to the Initial Public Offering first occurs.

         (b) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto to any other person, except that either party may assign this Agreement to any of its affiliates, and the Holder may assign its rights hereunder to any transferee of at least 25% of the shares of Restricted Stock that are outstanding on the date of the closing of the Initial Public Offering.

         (c) No Third-Party Beneficiaries. Nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable rights hereunder.

         (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

         (e) Amendment. This Agreement may not be amended except by an instrument signed by the parties hereto.

         (f) Waivers. Either party hereto may (i) extend the time for the performance of any of the obligations or other act of the other party, (ii) waive any inaccuracies in the representations and warranties contained herein, or (iii) waive compliance with any of the agreements contained herein. No waiver of any term shall be construed as a waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights.

         (g) Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

         (h) Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         (i) Notices. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete (i) if hand delivered, on the date of delivery, (ii) if by mail, on the fourth business day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid, (iii) if sent by Federal Express or equivalent courier service, on the next business day, or (iv) if sent by telecopier facsimile, on the date of the confirmation of delivery. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

         If to Holder:    Intelligent Electronics, Inc.
                          411 Eagleview Boulevard
                          Exton, Pennsylvania  19341
                          Attn: President
                          Telecopy No.: (610) 458-5500

         If to the Company:  XLConnect Solutions, Inc.
                             411 Eagleview Boulevard
                             Exton, Pennsylvania  19341
                             Attn: President
                             Telecopy No.: (610) 458-5500


         (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflict of laws of such Commonwealth.

         (k) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Holder have caused this Agreement to be executed on the date first above written.

                           XLCONNECT SOLUTIONS, INC.



                           By: /s/ Stephanie Cohen
                               -----------------------
                              Name:  Stephanie Cohen
                              Title: Chief Financial Officer


                           THE FUTURE NOW OF ARKANSAS, INC.



                           By: /s/ Thomas Coffey
                               -----------------------
                              Name:  Thomas Coffey
                              Title: Chief Financial Officer



                           INTELLIGENT ELECTRONICS, INC.




                           By: /s/ Thomas Coffey
                               -----------------------
                              Name:  Thomas Coffey
                              Title: Chief Financial Officer